UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 7, 2012

ACADIA REALTY TRUST
 (Exact name of registrant as specified in its charter)

Maryland	1-12002	23-2715194
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

1311 Mamaroneck Avenue
Suite 260
White Plains, New York 10605
(Address of principal executive offices) (Zip Code)

(914) 288-8100
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425 )

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 7, 2012, Acadia Realty Trust (the “Company”) issued a press release announcing its consolidated financial results for the quarter and year ended December 31, 2011.  A copy of this press release is attached to this report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.  In addition, on February 7, 2012, the Company made available supplemental information concerning the ownership, operations and portfolio of the Company as of and for the quarter and year ended December 31, 2011.  A copy of this supplemental information is attached to this report on Form 8-K as Exhibit 99.2 and incorporated herein by reference.  The information included in this Item 2.02, including the information included in Exhibits 99.1 and 99.2 attached hereto, is intended to be furnished solely pursuant to this Item 2.02, and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, or otherwise subject to the liabilities of Sections 11 and 12 (a) (2) of the Securities Act.

Item 8.01 Other Events

The following information sets forth the Company’s consolidated financial results for the year ended December 31, 2011 as well as additional recent developments.  All per share amounts set forth below are on a fully diluted basis.

Recent Development Highlights

Core Portfolio – Acquisition Pipeline and Re-anchoring Progress

-	During fourth quarter, the Company entered into contracts to acquire two properties aggregating approximately $22.7 million
-	During 2011, the Company closed on $73.8 million of approximately $181.1 million of acquisitions under contract
-	Re-anchoring progress continues on three core portfolio re-anchoring projects which are 77% leased on an aggregate basis at year-end 2011
-	December 31, 2011 physical occupancy of 89.8%; leased occupancy of 92.7% including executed re-anchoring leases

Opportunity Funds – Fund III Acquisition Pipeline; Fund I Continues Monetization

-	Acadia Strategic Opportunity Fund III, LLC (“Fund III”) acquired three properties during the fourth quarter for an aggregate purchase price of $46.5 million
-	During 2011, Fund III closed on $139.8 million of approximately $171.3 million of acquisitions under contract
-
During the fourth quarter of 2011, Acadia Strategic Opportunity Fund, LP (“Fund I”) sold 16 properties for an aggregate gross sales price of $19.8 million which generated a net gain of $4.0 million, net of noncontrolling interests’ share

Balance Sheet – Securing Capital to Fund Acquisition Pipelines

-	During the fourth quarter of 2011, the Company raised approximately $45.0 million of net proceeds from a public equity offering
-	During the fourth quarter of 2011, the Company repurchased $24.0 million of its outstanding convertible debt

2011 Operating Results

Funds from Operations (“FFO”) (see financial information below for FFO definition and reconciliation to Net Income) and Net Income from Continuing Operations for the year ended December 31, 2011, were $40.3 million and $20.1 million, respectively, compared to $50.5 million and $28.3 million, respectively, for the year ended December 31, 2010.

Earnings for the years ended December 31, 2011 and 2010, on a per share basis, were as follows:

	Years ended December 31,
	2011	2010	Variance
FFO per share	$0.97	$1.23	$(0.26)
EPS from continuing operations	$0.49	$0.70	$(0.21)
EPS	$1.26	$0.74	$0.52

Core Portfolio

The Company’s core portfolio is comprised of properties that are owned in whole or in part by the Company outside of its three opportunity funds (the “Funds”).

Asset Recycling and Acquisition Activity – Investments in Urban/Street Retail

During the fourth quarter of 2011, the Company entered into contracts to acquire two properties for an aggregate purchase price of $22.7 million. During 2011, the Company has entered into contracts or closed on 31 street and urban retail properties located primarily in Chicago, Washington, DC (Georgetown), Cambridge, Massachusetts and New York City for an aggregate purchase price of $181.1 million. Acadia has closed on 15 of these properties for an aggregate purchase price of $73.8 million through year-end 2011.

The Company is currently awaiting lender’s approval for the assumption of $51.7 million of first mortgage debt collateralized by 15 of the remaining 16 locations under contract prior to closing on these properties.

The closings of these transactions currently under contract, which are anticipated to be completed during the first quarter of 2012, are subject to customary closing conditions and in certain instances, lender approval. As such, no assurance can be given that the Company will successfully complete these transactions.

Core Portfolio Anchor Recycling

As previously announced during 2011, the Company commenced the re-anchoring of the Bloomfield Town Square, located in Bloomfield Hills, Michigan, and two former A&P supermarket locations located in the New York City metropolitan area (collectively, the “Re-anchoring Activities”). As of December 31, 2011, 77% of this aggregate space has been leased with tenants at the Bloomfield Town Square expected to open during the second half of 2012.

Occupancy

At December 31, 2011, the Company’s core portfolio occupancy was 89.8% which was consistent with the third quarter 2011. Including the square footage leased, but not yet occupied, in connection with the Re-Anchoring Activities, the core portfolio is 92.7% leased as of December 31, 2011. The remaining space anticipated to be leased in connection with the Re-Anchoring Activities represents an additional 90 basis points of portfolio occupancy.

Opportunity Funds – Fund III Acquisition Pipeline; Fund I Continues Monetization

Fund III Acquisitions

During the fourth quarter, Fund III acquired three properties for an aggregate purchase price of $46.5 million and was under contract to purchase one for property $31.5 million as follows:

-	New Hyde Park Shopping Center - a 31,500 square foot planned redevelopment located in New Hyde Park, New York,

-	Parkway Crossing - a 260,000 square foot project located in Baltimore, Maryland which includes the re-anchoring of a former A&P store with a Shop Rite supermarket,

-	654 Broadway - an 18,700 square foot urban/street retail property located in the Noho district of New York City with redevelopment potential, and

-
Lincoln Park Centre (currently under contract) – a 62,700 square foot re-anchoring project (former Border Books store) located in Lincoln Park’s Clybourn Corridor in Chicago, Illinois adjacent to the newly developed Apple store.

During 2011, Fund III has closed on, or is under contract for, seven acquisitions aggregating $171.3 million. The closing of the transaction currently under contract is subject to customary closing conditions and in certain instances, lender approval. As such, no assurance can be given that the Company will successfully complete this transaction.

Fund I – Dispositions

During the fourth quarter 2011, Fund I sold 15 of its remaining 18 Kroger/Safeway locations for approximately $17.5 million and the Granville Centre for $2.3 million. These sales generated a net gain of $4.0 million, net of noncontrolling interests’ share.

Financial Highlights

A C A D I A   R E A L T Y   T R U S T   A N D   S U B S I D I A R I E S

Financial Highlights

For the Years ended December 31, 2011 and 2010
(dollars and Common Shares in thousands, except per share data)

	For the Years ended
	December 31,
Revenues	2011 (unaudited)	2010

Minimum rents	$111,862	$97,002
Percentage rents	361	473
Mortgage interest income	11,429	19,161
Expense reimbursements	22,388	20,499
Other property income	2,444	2,486
Management fee income	1,677	1,424
Total revenues	150,161	141,045
Operating expenses
Property operating	29,371	29,223
Real estate taxes	18,686	17,255
General and administrative	23,086	20,220
Depreciation and amortization	32,986	28,808
Total operating expenses	104,129	95,506

Operating income	46,032	45,539

Equity in earnings of unconsolidated affiliates	1,555	10,971
Other interest income	276	408
Gain from bargain purchase	—	33,805
Interest expense and other finance costs	(37,109)	(40,498)
Gain on extinguishment of debt	1,268	—
Income from continuing operations before
Income taxes	12,022	50,225
Income tax provision	474	2,890
Income from continuing operations	11,548	47,335

A C A D I A   R E A L T Y   T R U S T   A N D   S U B S I D I A R I E S

Financial Highlights

For the Years ended December 31, 2011 and 2010
 (dollars and Common Shares in thousands, except per share data)

	For the Years ended
	December 31,
	2011 (unaudited)	2010
Discontinued operations:
Operating income from discontinued operations	2,262	3,332
Impairment of asset	(6,925)	—
Gain on sale of property	46,830	—
Income from discontinued operations	42,167	3,332
Net income	53,715	50,667
(Income) loss attributable to noncontrolling interests:
Continuing operations	8,514	(19,075)
Discontinued operations	(10,674)	(1,535)
Net (income) loss attributable to noncontrolling interests	(2,160)	(20,610)

Net income attributable to Common Shareholders	$51,555	$30,057

Supplemental Information
Income from continuing operations attributable to
Common Shareholders	$20,062	$28,260
Income from discontinued operations attributable to
Common Shareholders	31,493	1,797
Net income attributable to Common Shareholders	$51,555	$30,057

Net income attributable to Common Shareholders per Common Share – Basic
Net income per Common Share – Continuing
operations	$0.50	$0.70
Net income per Common Share – Discontinued
operations	0.77	0.05
Net income per Common Share	$1.27	$0.75
Weighted average Common Shares	40,697	40,136
Net income attributable to Common Shareholders per Common Share – Diluted 1
Net income per Common Share – Continuing
operations	$0.49	$0.70
Net income per Common Share – Discontinued
operations	0.77	0.04
Net income per Common Share	$1.26	$0.74
Weighted average Common Shares	40,986	40,406

A C A D I A   R E A L T Y   T R U S T   A N D   S U B S I D I A R I E S

Financial Highlights

For the Years ended December 31, 2011 and 2010
 (dollars and Common Shares in thousands, except per share data)

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS 2

	For the Years ended
	December 31,
	2011 (unaudited)	2010

Net income attributable to Common Shareholders	$51,555	$30,057

Depreciation of real estate and amortization of leasing costs
(net of noncontrolling interests' share):
Consolidated affiliates	18,274	18,445
Unconsolidated affiliates	1,549	1,561
Gain on sale (net of noncontrolling interests' share):
Consolidated affiliates	(31,716)	—
Unconsolidated affiliates	—	—
Income attributable to noncontrolling interests’ in
Operating Partnership	635	377
Distributions – Preferred OP Units	18	18
Funds from operations	$40,315	$50,458
Funds from operations per share – Diluted
Weighted average Common Shares and OP Units 3	41,467	40,876
Funds from operations, per share	$0.97	$1.23

A C A D I A   R E A L T Y   T R U S T   A N D   S U B S I D I A R I E S

Financial Highlights

For the Years ended December 31, 2011 and 2010
 (dollars in thousands)

  RECONCILIATION OF OPERATING INCOME TO NET PROPERTY
OPERATING INCOME (“NOI”) 2

	For the Years ended
	December 31,
	2011 (unaudited)	2010

Operating income	$46,032	$45,539

Add back:
General and administrative	23,086	20,220
Depreciation and amortization	32,986	28,808
Less:
Management fee income	(1,677)	(1,424)
Mortgage interest income	(11,429)	(19,161)
Straight line rent and other adjustments	(8,712)	(3,627)

Consolidated NOI	80,286	70,355

Noncontrolling interest in NOI	(25,195)	(18,308)
Pro-rata share of NOI	$55,091	$52,047

SELECTED BALANCE SHEET INFORMATION

	As of
	December 31, 2011 (unaudited)	December 31, 2010
	(dollars in thousands)

Cash and cash equivalents	$89,812	$120,592
Rental property, at cost	1,252,100	1,061,669
Total assets	1,653,319	1,524,806
Notes payable	788,840	854,924
Total liabilities	883,221	937,284

A C A D I A   R E A L T Y   T R U S T   A N D   S U B S I D I A R I E S

Financial Highlights

For the Years ended December 31, 2011 and 2010
 (dollars and Common Shares in thousands, except per share data)

Notes:
1 Reflects the potential dilution that could occur if securities or other contracts to issue Common Shares were exercised or converted into Common Shares. The effect of the conversion of Common OP Units is not reflected in the above table as they are exchangeable for Common Shares on a one-for-one basis. The income allocable to such units is allocated on this same basis and reflected as noncontrolling interests in the consolidated financial statements. As such, the assumed conversion of these units would have no net impact on the determination of diluted earnings per share.

2 The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) and net property operating income (“NOI”) to be appropriate supplemental disclosures of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO and NOI are presented to assist investors in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of the operating performance, such as gains (losses) from sales of depreciated property and depreciation and amortization. In addition, NOI excludes interest expense. The Company’s method of calculating FFO and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

3 In addition to the weighted average Common Shares outstanding, basic and diluted FFO also assumes full conversion of a weighted average 480 and 469 OP Units into Common Shares for the years ended December 31, 2011 and 2010, respectively. Diluted FFO also includes the assumed conversion of Preferred OP Units into 25 Common Shares for each of the years ended December 31, 2011 and 2010. In addition, diluted FFO also includes the effect of employee share options of 264 and 245 Common Shares for the years ended December 31, 2011 and 2010, respectively.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements.
(b)	Pro Forma Financial Information

During February 2012, the Company, through Fund III, and together with an unaffiliated joint venture partner, acquired 640 Broadway (“640 Broadway”) for $32.5 million, funded with cash. Fund III’s share of cash required for the acquisition was $16.7 million. The following financial information with respect to 640 Broadway together with the financial information filed with the Securities and Exchange Commission by the Company on Form 8-Ks on November 3, 2011 and December 9, 2011, constitutes the required audited financial information and unaudited pro forma information with respect to a portion of the Company’s acquisition activity since January 1, 2011.

Index to Financial Information

640 Broadway:	Page
Independent Auditors’ Report	2
Statement of Revenues and Certain Expenses for the Year Ended December 31, 2011	3
Notes to Statement of Revenues and Certain Expenses	4

Unaudited Pro Forma Condensed Consolidated Financial Statements

As of, and For, the Nine Months Ended September 30, 2011
For the Year Ended December 31, 2010
Notes to Financial Statements

640 Broadway

Independent Auditors’ Report

To the Board of Directors and Management of
Acadia Realty Trust
White Plains, New York

We have audited the accompanying statement of revenues and certain expenses of 640 Broadway (the “640 Broadway”) for the year ended December 31, 2011. The statement of revenues and certain expenses is the responsibility of Acadia Realty Trust’s management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of 640 Broadway's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of Acadia Realty Trust. As described in Note 2, material amounts that would not be comparable to those resulting from the proposed future operations of 640 Broadway are excluded from the statement of revenues and certain expenses and the statement of revenues and certain expenses is not intended to be a complete presentation of 640 Broadway's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of 640 Broadway for the year ended December 31, 2011, on the basis of accounting described in Note 2.

/s/ BDO USA, LLP

February 9, 2012

640 Broadway
Statement of Revenues and Certain Expenses

(in thousands)	Year ended December 31, 2011
Revenues:
Rental revenue	$837
Reimbursement revenue	34
Other income	6
Total Revenues	877
Certain Expenses:
Operating expenses	160
Real estate taxes	251
Insurance expense	14
Total Certain Expenses	425
Revenues in Excess of Certain Expenses	$452

See accompanying notes to the statement of revenues and certain expenses.

Notes to Statement of Revenues and Certain Expenses

1.  Organization

640 Broadway (“640 Broadway”) is a mixed-use, nine-story building located in the “Noho” section of New York City.

Acadia Realty Trust (the “Trust”) and subsidiaries (collectively, the “Company”) is a fully integrated equity real estate investment trust focused on the acquisition, ownership, management and redevelopment of high-quality retail properties and urban/infill mixed-use properties with a strong retail component located primarily in high-barrier-to-entry, densely-populated metropolitan areas along the East Coast and in Chicago, Illinois.

On February 7, 2012, the Company acquired, through Acadia Strategic Opportunity III LLC, and together with an unaffiliated joint venture partner, 640 Broadway for $32.5 million.

2.  Basis of Presentation and Significant Accounting Policies

Presented herein is the statement of revenues and certain expenses of 640 Broadway.

The accompanying statement of revenues and certain expenses (the “Statement”) has been prepared for the purpose of complying with the applicable rules and regulations of the Securities and Exchange Commission, Regulation S-X, Rule 3-14 and for inclusion in a Current Report on Form 8-K of the Company. The Statement is not intended to be a complete presentation of the revenues and expenses of the property. Accordingly, the Statement excludes depreciation and amortization of fixed assets, amortization of intangible assets and liabilities, and asset management fees not directly related to the future operations.

Revenue Recognition

Minimum rental revenue is recognized on a straight-line basis over the term of the lease. Certain of the leases acquired provide for the reimbursement to the owner of 640 Broadway of real estate taxes, water, sewer, and insurance expenses. These reimbursements are recognized as revenue in the period the expenses are incurred.

Income Taxes

640 Broadway was organized as a limited liability company and is not directly subject to federal, state, or city income taxes.

Use of Estimates

The preparation of the Statement in conformity with U.S generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Statement and accompanying notes. Actual results could differ from those estimates.

3.  Rental Income

The Company is the lessor to tenants under operating leases with expiration dates ranging from 2013 to 2017. The minimum rental amounts due under the leases are generally either subject to scheduled fixed increases or adjustments. The leases generally also require that the tenants reimburse the Company for increases in real estate taxes, water, sewer, and insurance expenses above their base year costs.  Future minimum rents to be received over the next five years and thereafter for noncancelable operating leases in effect at December 31, 2011 are as follows:

(in thousands)
2012	$648
2013	574
2014	435
2015	350
2016	341
Thereafter	474
Total	$2,822

ACADIA REALTY TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

As of, and For, the Nine Months Ended September 30, 2011 and For the Year Ended December 31, 2010

During February 2012, the Company, through Fund III, and together with an unaffiliated joint venture partner, acquired 640 Broadway (“640 Broadway”) for $32.5 million, funded with cash. Fund III’s share of cash required for the acquisition was $16.7 million.

The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2011 has been prepared as if the acquisition of 640 Broadway occurred on September 30, 2011. The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2011 and for the year ended December 31, 2010 have been prepared as if the acquisition of 640 Broadway occurred as of January 1, 2010.

Our pro forma condensed consolidated financial statements are presented for informational purposes only and should be read in conjunction with the historical financial statements and related notes thereto filed with the U.S. Securities and Exchange Commission. In the opinion of the Company’s management, the pro forma condensed consolidated financial statements include all significant necessary adjustments that can be factually supported to reflect the effect of the acquisition. The unaudited pro forma condensed consolidated financial statements are based on assumptions and estimates considered appropriate by the Company’s management; however, they are not necessarily, and should not be assumed to be, an indication of the Company’s financial position or results of operations that would have been achieved had the acquisition of 640 Broadway been completed as of the date indicated or that may be achieved in the future.

ACADIA REALTY TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of September 30, 2011

(Amount in thousands, except share and per share data)	Company Historical	Previous Acquisitions	Acquisition of 640 Broadway	Company Pro Forma
	(a)	(b)
ASSETS

Operating real estate
Land	$268,077	$28,544	$14,034	$310,655
Building and improvements	958,549	66,603	18,466	1,043,618
Construction in progress	3,983			3,983
	1,230,609	95,147	32,500	1,358,256
Less: accumulated depreciation	200,840			200,840
Net operating real estate	1,029,769	95,147	32,500	1,157,416
Real estate under development	229,223			229,223
Notes receivable, net	41,304			41,304
Investments in and advances to unconsolidated affiliates	78,420	6,728		85,148
Cash and cash equivalents	98,027	(41,242)	(3,318)	53,467
Cash in escrow	27,553			27,553
Rents receivable, net	23,179			23,179
Deferred charges, net	25,696			25,696
Acquired lease intangibles, net	22,975			22,975
Prepaid expenses and other assets	27,637			27,637
Assets of discontinued operations	2,684			2,684
Total assets	$1,606,467	$60,633	$29,182	$1,696,282

LIABILITIES

Mortgage notes payable	$846,399	$47,133	$-	$893,532
Convertible notes payable, net	24,824			24,824
Distributions in excess of income from, and investments in, unconsolidated affiliates	21,401			21,401
Accounts payable and accrued expenses	31,992			31,992
Dividends and distributions payable	7,507			7,507
Acquired lease and other intangibles, net	5,592			5,592
Other liabilities	18,914			18,914
Liabilities of discontinued operations	289			289
Total liabilities	956,918	47,133	-	1,004,051

EQUITY

Shareholders’ equity
Common shares, $.001 par value, authorized 100,000,000 shares; issued and outstanding 40,331,366 and 40,254,525 shares, respectively	40			40
Additional paid-in capital	303,783			303,783
Accumulated other comprehensive loss	(4,231)			(4,231)
Retained earnings	39,098			39,098
Total shareholders’ equity	338,690			338,690
Noncontrolling interests	310,859	13,500	29,182	353,541
Total equity	649,549	13,500	29,182	692,231
Total liabilities and equity	$1,606,467	$60,633	$29,182	$1,696,282

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

ACADIA REALTY TRUST AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
For the Nine Months Ended September 30, 2011

(dollars in thousands, except per share amounts)	Company Historical (aa)	Previous Acquisitions (bb)	Acquisition of 640 Broadway (cc)	Company Pro Forma
Revenues
Rental income	$85,564	$5,522	$717	$91,803
Interest income	9,493			9,493
Expense reimbursements	16,213	1,633		17,846
Management fee income	1,169			1,169
Other	1,849			1,849
Total revenues	114,288	7,155	717	122,160

Operating Expenses
Property operating	22,565	543	190	23,298
Real estate taxes	13,792	1,220	189	15,201
General and administrative	17,147			17,147
Depreciation and amortization	24,626	1,560	346	26,532
Total operating expenses	78,130	3,323	725	82,178

Operating income (loss)	36,158	3,832	(8)	39,982

Equity in earnings of unconsolidated affiliates	3,025	562		3,587
Other interest income	219			219
Gain on debt extinguishment	1,268			1,268
Interest and other finance expense	(27,598)	(2,105)		(29,703)
Income (loss) from continuing operations before income taxes	13,072	2,289	(8)	15,353
Income tax provision	(7)			(7)
Income (loss) from continuing operations	13,065	2,289	(8)	15,346

Discontinued Operations
Operating income from discontinued operations	702			702
Impairment of asset	(6,925)			(6,925)
Gain on sale of property	32,498			32,498
Income from discontinued operations	26,275			26,275

Net income (loss)	39,340	2,289	(8)	41,621

Noncontrolling interests
Continuing operations	3,597	(842)	7	2,762
Discontinued operations	731			731
Net loss (income) attributable to noncontrolling interests	4,328	(842)	7	3,493

Net income (loss) attributable to Common Shareholders	$43,668	$1,447	$(1)	$45,114

Basic Earnings per Share
Income from continuing operations	$0.41	$0.03	$0.00	$0.45
Income from discontinued operations	0.67	-	-	0.67
Basic earnings per share	$1.08	$0.03	$0.00	$1.12

Diluted Earnings per Share
Income from continuing operations	$0.41	$0.03	$0.00	$0.45
Income from discontinued operations	0.67	-	-	0.67
Diluted earnings per share	$1.08	$0.03	$0.00	$1.12

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

ACADIA REALTY TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
For the Year Ended December 31, 2010

(dollars in thousands, except per share amounts)	Company Historical (aa)	Previous Acquisitions (bb)	Acquisition of 640 Broadway (cc)	Company Pro Forma
Revenues
Rental income	$106,913	$9,276	$885	$117,074
Mortgage interest income	19,161			19,161
Expense reimbursements	22,030	2,848		24,878
Lease termination income	290			290
Management fee income	1,424			1,424
Other	2,140			2,140
Total revenues	151,958	12,124	885	164,967

Operating Expenses
Property operating	30,914	831	246	31,991
Real estate taxes	18,245	2,171	244	20,660
General and administrative	20,220			20,220
Depreciation and amortization	40,115	2,486	462	43,063
Total operating expenses	109,494	5,488	952	115,934

Operating income (loss)	42,464	6,636	(67)	49,033

Equity in earnings of unconsolidated affiliates	10,971	749		11,720
Other interest income	408			408
Gain from bargain purchase	33,805			33,805
Interest and other finance expense	(34,471)	(2,993)		(37,464)
Income (loss) from continuing operations before income taxes	53,177	4,392	(67)	57,502
Income tax provision	(2,890)			(2,890)
Income (loss) from continuing operations	50,287	4,392	(67)	54,612

Discontinued Operations
Operating income from discontinued operations	380			380
Income from discontinued operations	380			380

Net income (loss)	50,667	4,392	(67)	54,992

Noncontrolling interests
Continuing operations	(20,307)	(2,528)	61	(22,774)
Discontinued operations	(303)			(303)
Net (income) loss attributable to noncontrolling interests	(20,610)	(2,528)	61	(23,077)

Net income (loss) attributable to Common Shareholders	$30,057	$1,864	$(6)	$31,915

Basic Earnings per Share
Income from continuing operations	$0.75	$0.04	$0.00	$0.80
Income from discontinued operations	-	-	-	-
Basic earnings per share	$0.75	$0.04	$0.00	$0.80

Diluted Earnings per Share
Income from continuing operations	$0.74	$0.04	$0.00	$0.80
Income from discontinued operations	-	-	-	-
Diluted earnings per share	$0.74	$0.04	$0.00	$0.80

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

ACADIA REALTY TRUST AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Basis of Pro Forma Presentation

Acadia Realty Trust and subsidiaries (collectively, the “Company”), is a fully-integrated equity real estate investment trust focused on the ownership, management and redevelopment of retail properties and urban/infill mixed-use properties with a retail component concentration located primarily in high-barrier-to-entry, densely-populated metropolitan areas in the United States along the East Coast and in Chicago.

The consolidated financial statements include the consolidated accounts of the Company and its investments in partnerships and limited liability companies in which the Company is presumed to have control in accordance with the consolidation guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”). Investments in entities for which the Company has the ability to exercise significant influence but does not have financial or operating control, are accounted for under the equity method of accounting. Accordingly, the Company’s share of the net earnings (or losses) of entities accounted for under the equity method are included in consolidated net income under the caption, Equity in Earnings (Losses) of Unconsolidated Affiliates. Investments in entities for which the Company does not have the ability to exercise any influence are accounted for under the cost method of accounting.

During February 2012, the Company, through Acadia Strategic Opportunity III LLC (“Fund III”), and together with an unaffiliated joint venture partner, acquired 640 Broadway (“640 Broadway”) for $32.5 million, funded with cash. Fund III’s share of cash required for the acquisition was $16.7 million.

Note 2 — Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet

(a) Represents the historical consolidated balance sheet of the Company as of September 30, 2011.

(b)  Reflects those acquisitions as previously disclosed in the Company’s Form 8-Ks as filed with the Securities and Exchange Commission on November 3, 2011 and December 9, 2011.

Note 3 — Adjustments to Unaudited Pro Forma Condensed Consolidated Statements of Income

(aa) Represents the unaudited historical consolidated statement of income for the Company for the nine months ended September 30, 2011 and the audited historical consolidated statement of income for the Company for the year ended December 31, 2010.

(bb) Represents the unaudited historical combined statements of revenues and certain operating expenses for those acquisitions as previously disclosed in the Company’s Form 8-Ks as filed with the Securities and Exchange Commission on November 3, 2011 and December 9, 2011.

(cc) Represents the unaudited historical statement of revenues and certain operating expenses for 640 Broadway for the nine months ended September 30, 2011 and the year ended December 31, 2010.

ACADIA REALTY TRUST AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Funds from Operations

Consistent with the National Association of Real Estate Investment Trusts (“NAREIT”) definition, we define funds from operations (“FFO”) as net income attributable to common shareholders (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

We consider FFO and pro forma FFO to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. Pro forma FFO is presented to assist investors in analyzing our performance. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of operating property and depreciation and amortization. However, our method of calculating Pro forma FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Pro forma FFO does not represent cash generated from operations as defined by GAAP and is not indicative of cash available to fund all cash needs, including distributions. Pro forma FFO should not be considered as an alternative to net income for the purpose of evaluating our performance or to cash flows as a measure of liquidity.

ACADIA REALTY TRUST AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Funds from Operations (continued)

The reconciliation of net income to Pro forma FFO for the year ended 2010 is as follows:

(amounts in thousands except per share amounts)	Company Historical	Previous Acquisitions (i)	Acquisition of 640 Broadway	Company Pro Forma

Funds From Operations
Net income (loss) attributable to Common Shareholders	$30,057	$1,864	$(6)	$31,915
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interests’ share)
Consolidated affiliates	18,445	2,486	46	20,977
Unconsolidated affiliates	1,561	72		1,633
Income attributable to noncontrolling interests’ in Operating Partnership	377	23	-	400
Funds from operations	$50,440	$4,445	$40	$54,925

Funds From Operations per Share - Diluted
Weighted average number of Common Shares and OP Units	40,876	40,876	40,876	40,876
Diluted funds from operations, per share	$1.23	$0.11	$0.00	$1.34

(i) Represents those acquisitions as previously disclosed in the Company’s Form 8-Ks as filed with the Securities and Exchange Commission on November 3, 2011 and December 9, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA REALTY TRUST
(Registrant)

Date: February 9, 2012	By: /s/ Jonathan Grisham

Name: Jonathan Grisham
Title: Sr. Vice President
and Chief Financial Officer

(d) Exhibits
EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of BDO
99.1	Press release of the Company dated February 7, 2012
99.2	Financial and Operating Reporting Supplement of the Company for the quarter and year ended December 31, 2011